                                                                   Exhibit 10.10

                                 Promissory Note

$79,499.25
                                        Chester, West Virginia

                                        April 3, 2001


         On or before the 3rd day of April, 2003, the undersigned promises to pay to the order of MTR Gaming Group, Inc. the sum of $79,499.25 together with interest at the rate of 8% per annum, the prime rate on this date.

         The maker, endorsers, sureties, guarantors and assignors of this note severally waive demand, presentment of payment, protest and notice of protest, and nonpayment, and agree and consent that the time for its payment may be extended, or said note renewed from time to time and for any term or terms by agreement between the holder and any of them without notice, and that after such extension or extensions, renewal or renewals, the liabilities of all parties shall remain as if no extension or renewal has been had. If this note is not paid when due, and is given to an attorney for collection, or suit filed thereon, the maker agrees to pay in addition to the unpaid principal and interest, the costs of collection and reasonable attorney's fees.



                                       -------------------------------------
                                       Robert L. Ruben



                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement made this 3rd day of April, 2001, by and between MTR Gaming Group, Inc., a Delaware corporation (the "Company"), and Robert L. Ruben ("Pledgor"), an individual.

                              W I T N E S S E T H:

         WHEREAS, on April 3, 2001, Pledgor exercised options to purchase 75,000 common shares of the Company (the "Shares") for $1.06 per share, which options were granted Pledgor on October 2, 1996 subject to the Company's July 29, 1998 Non-Qualified Stock Option Agreement (the "Agreement"); and

         WHEREAS, in return for the Shares, Pledgor delivered to the Company the sum of $.75 cash and a Promissory Note (the "Note") pursuant to which Pledgor agreed to pay the Company the original principal amount of $79,499.25 plus interest, with payment due in full by the close of business on April 3, 2003; and

         WHEREAS, as security for the Note and the extension of the term, Pledgor has agreed to pledge the Shares pursuant to the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

         1. The term "Pledged Stock" as used herein shall mean and include all of the Shares.

         2. (a) As collateral security for the due payment of all indebtedness of the Pledgor to the Company under the Note, the Pledgor hereby pledges, assigns, hypothecates, delivers, and sets over to the Company all the Pledged Stock, and hereby grants to the Company a security interest in all the Pledged Stock and in any and all proceeds thereof and substitutions therefor.

            (b) Pledgor shall herewith deliver to the Company any and all stock certificates with respect to the Pledged Stock.

         3. In the event of default by Pledgor under the Note, the Company, without demand of performance or other demand or notice of any kind to Pledgor, shall have all rights with respect to the Shares afforded to a secured party under the Uniform Commercial Code. Pledgor acknowledges that the Note remains a full recourse obligation of Pledgor.

         4. Pledgor warrants and represents to the Company that upon delivery of the Pledged Stock to the Company, this Stock Pledge Agreement creates and grants a valid lien on and perfected security interest in the Pledged Stock, subject to no prior security interest, lien, or encumbrance of any kind.

         5. The Pledgor shall at any time and from time to time upon the written request of the Company execute and deliver such further documents and perform such further acts as the Company may reasonably require to give effect to the purposes of this Stock Pledge Agreement.

         IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.

                                    MTR GAMING GROUP, INC.



                                    -------------------------------------
                                    By:  Edson R. Arneault
                                    Its: President


                                    PLEDGOR


                                    -------------------------------------
                                    By:  Robert L. Ruben






                                       2